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                                                                  Exhibit 10.7.1

                              ASSIGNMENT OF LEASE

     This Assignment of Lease ("Assignment") is made this 2nd day of September, 1998 by and between Netscape Communications, Inc., a Delaware corporation, whose address is 501 East Middlefield Road, Mountain View, California 94043 ("Netscape") and Cobalt Networks, Inc., a California corporation, whose address, from and after the Effective Date will be 555 Ellis Street, Mountain View, California 94043 ("Assignee").

                                    RECITALS

     A. Netscape leases certain premises consisting of a portion of an industrial building containing approximately 15,350 square feet, located at 555 Ellis Street, Mountain View, California, pursuant to that certain Sublease dated as of October 28, 1996 between Banta Corporation (the "Master Sublandlord"), as sublandlord, and Netscape, as subtenant, as amended by that certain Addendum One to Sublease dated as of November 6, 1996 (as so amended, the "Master Sublease"), as more particularly described therein (the "Premises"). The Master Sublease is attached hereto as Exhibit A. Master Sublandlord leases the Premises under a Lease (the "Master Lease") dated August 10, 1993, between Renault & Handley Solar Ellis Joint Venture, as lessor ("Master Landlord") and Sublandlord, as lessee. The Master Lease is attached hereto as Exhibit B; and

     B. Netscape now wishes to assign all of its right, title and interest in the Master Sublease to Assignee and Assignee wishes to accept the assignment from Netscape and assume all of the Netscape's obligations under the Master Sublease; and

     C. The Master Sublease requires Master Sublandlord's and Master Landlord's respective consents to an assignment of Netscape's interest in the Master Sublease.

                                   AGREEMENT

The parties agree as follows:

     1.   Effective Date of Assignment: This Agreement shall take effect on
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September 3, 1998 (the "Effective Date"). Netscape shall give possession of the
Premises to Assignee on that date.

     2.   Assignment and Assumption:  Netscape assigns and transfers to Assignee
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all of its right, title and interest in the Master Sublease and Assignee accepts the assignment and assumes and agree to perform, from the Effective Date, as a direct obligation to Master Sublandlord, all of the provisions of the Master Sublease.

     3.   Netscape's Liability: From and after the Effective Date, Netscape
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shall have no liability for performance of the provisions of the Master
Sublease.

     4.   Hold Harmless: Netscape shall indemnify and hold harmless Assignee
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from all damages, liabilities, claims, judgments, actions, reasonable attorneys'
fees, consultants' fees, cost and expenses arising from any breach by Netscape of any terms on the Sublease prior to the Effective Date, or any misrepresentation made by Netscape herein. Assignee shall indemnify and hold harmless Netscape from all damages, liabilities, claims, judgments, actions, reasonable attorneys' fees, consultants' fees, cost and expenses arising from any breach by Assignee of any terms of the Lease from or after the Effective Date.

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     5.   Payment: Assignee agrees that it will pay Netscape the sum of thirteen
          -------
thousand, seventy six dollars ($13,076.00). Such amount will be paid to Netscape at the address set forth above, on or before the Effective Date.

     6.   Security Deposit: The parties acknowledge that Master Sublandlord
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holds a security deposit in the amount of $18,420 (the "Security Deposit").
Netscape releases all claims to the Security Deposit for the benefit of Assignee, subject to the provisions of the Master Sublease.

     7.   Attorney's Fees: If there is any legal or arbitration action or
          ---------------
proceeding between the parties to enforce any provision of this Assignment or to protect or establish any right or remedy of any of the parties, the unsuccessful party to such action or proceeding will pay to the prevailing party all costs and expenses, including reasonable attorney's fees (including allocated costs of Netscape's in-house attorney) incurred by such prevailing party in such action or proceeding and in any appearance in connection therewith, and if such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorney's fees will be determined by the court or arbitration panel handling the proceeding and will be included in and as a part of such judgment.

     8.   Representations and Warranties:  Netscape represents and warrants to
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Assignee as of the date hereof and as of the Effective Date: (i) the Master
Sublease attached as Exhibit A hereto and the Master Lease attached as Exhibit B hereto are true, correct and complete copies of the Master Sublease and the Master Lease, and there has been no amendment or modification of either of the documents except as expressly set forth therein; (ii) the Sublease represents the entire agreement of Master Sublandlord and Netscape with respect to the sublease of the Premises, and there are no oral understandings or other agreements with respect thereto, except as set forth in the Sublease; (iii) there is no default on the part of either party to the Sublease, nor any condition which, with the passage of time or the giving of notice, or both, would constitute a default thereunder; and (iv) Netscape has made no prior or inconsistent assignment, encumbrance or other transfer of the Sublease, or any interest therein, or of the Premises, or any portion thereof.

     9.   Miscellaneous:
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          (a)  Notice: Any notices or other communications required, or
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permitted under this Assignment will be in writing and either served personally or sent by prepaid, first-class mail and addressed to the other party at the address set forth in the introductory paragraph of this Assignment. Either party may change its address by notifying the other party of the change of address.

          (b)  Successors: This Assignment shall be binding on and inure to the
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benefit of the parties and their successors.

          (c)  Entire Agreement: This Assignment constitutes the entire
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agreement between the parties hereto and may not be modified except by an instrument in writing signed by the party to be charged.

          (d)  Governing Law: This Assignment will be governed by the laws of
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the State of California.

          (e)  Time: The parties hereto agree that time is strictly of the
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essence with respect to each and every term, condition, obligation and provision hereof.

          (f)  Waiver: No failure of any party to enforce any term of this
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Assignment shall be deemed to be a waiver of that party's right to enforce the term.

          (g)  Construction: The parties agree that this Assignment will be
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construed to effectuate the normal and reasonable expectations of a sophisticated Landlord, Netscape and assignee. No party will take actions which would frustrate the other's reasonable expectations concerning the benefits of this Assignment. The parties further agree that this Assignment expresses the terms of their agreement and that it should not be interpreted in favor or against any party.

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     In Witness Whereof, the parties hereto have set their hands as of the date and year first above written.

"ASSIGNEE"                                   "NETSCAPE"

Cobalt Networks, Inc.,                       Netscape Communications, Inc.
a California corporation

By: /s/ Kenton D. Chow                       By: /s/ [SIGNATURE ILLEGIBLE]
   -------------------------------              -------------------------------
Title: Vice President of Finance & CFO       Title: Director
      ----------------------------                 ----------------------------

By:_______________________________
Title:_________________________

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                         CONSENT OF MASTER SUBLANDLORD
                         -----------------------------

     Banta Corporation, the Master Sublandlord under the Master Sublease attached hereto as Exhibit A hereby consents to the Assignment attached hereto, and all of the terms and conditions contained therein, including Netscape's release from any liability under the Master Sublease. This Consent applies only to this Assignment and shall not be deemed to be a consent to any other Assignment.

BANTA CORPORATION

a_________________________________

By:_______________________________

Title:____________________________

Date:_____________________________



                          CONSENT OF MASTER LANDLORD
                          --------------------------

     Renault & Handley Solar Ellis Joint Venture, the Master Landlord under the Master Lease attached hereto as Exhibit B hereby consents to the Assignment attached hereto, and all of the terms and conditions contained therein, including Netscape's release from any liability under the Master Sublease. This Consent applies only to this Assignment and shall not be deemed to be a consent to any other Assignment.

RENAULT & HANDLEY JOINT VENTURE

a_________________________________

By:_______________________________

Title:____________________________

Date:_____________________________

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